                                                                     EXHIBIT 1.2

                                                                [Draft--5/30/95]
                                 660,000 Shares

                               LORAL CORPORATION

                                  Common Stock

                      International Underwriting Agreement
                      ------------------------------------


                                                                   June   , 1995

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
One Broadgate
London EC2M 7HA
England

Dear Sirs:

          Each of the entities named in Schedule I hereto (the "Selling Stockholders") proposes to sell to the several International Managers named in
Schedule II hereto (the "International Managers") the number of shares of Common Stock, $.25 par value (the "Common Stock"), of Loral Corporation, a New York corporation (the "Company"), set forth opposite its name in Schedule I, representing an aggregate of 660,000 shares (the "Shares"). If the firms listed in Schedule II hereto include only you, then the terms "International Managers" and "Lead Manager", as used herein, shall each be deemed to refer to such firm.

          It is understood that the Company and the Selling Stockholders are concurrently entering into a U.S. Underwriting Agreement dated the date hereof (the "U.S. Underwriting Agreement"), providing for the sale by the Selling Stockholders of 2,654,960 shares of Common Stock through arrangements with certain underwriters in the United States (the "U.S. Underwriters"). If the firms listed in Schedule II to the U.S. Underwriting Agreement include only the Representatives, then the terms "U.S. Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firms. All shares of Common Stock to be offered by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement are herein called the "U.S. Shares"; the U.S. Shares and the Shares, collectively, are herein called the "Shares". As specified in Section 4, the respective closings under this Agreement and the U.S. Underwriting Agreement are hereby expressly made conditional on one another.
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                                                                               2

          The Company and the Selling Stockholders also understand that the U.S. Underwriters and the International Managers have entered into an agreement (the "Agreement Between U.S. Underwriters and International Managers") contemplating the coordination of certain transactions between the U.S. Underwriters and the International Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may purchase from the International Managers a portion of the Shares or sell to the International Managers a portion of the U.S. Shares. The Company and the Selling Stockholders understand that any such purchases and sales between the U.S. Underwriters and the International Managers shall be governed by the Agreement Between U.S. Underwriters and International Managers and shall not be governed by the terms of this Agreement or the U.S. Underwriting Agreement.

          This is to confirm the agreement concerning the purchase of the Shares from the Selling Stockholders by the International Managers.

          The following terms as used in this Agreement shall have the following meanings:

          "Business Day" shall mean any day on which the New York Stock Exchange
           ------------
is open for trading.

          "Effective Date" shall mean the date of the Effective Time.
           --------------

          "Effective Time" shall mean the date and the time as of which the
           --------------
Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission (or, if the Company will next file with the Commission an amendment to the Registration Statement as contemplated by clause (i) of the first paragraph of Section 1, the date and time as of which the Registration Statement shall be declared effective).

          "Exchange Act" shall mean the Securities Exchange Act of 1934.
           ------------

          "Execution Time" shall mean the date and time that this Agreement is
           --------------
executed and delivered by the parties hereto.
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                                                                               3

          "International Prospectus" shall mean a Prospectus relating to the
           ------------------------
Shares which are to be offered and sold outside the United States to persons other than U.S. Persons.

          "Preliminary Prospectuses" shall mean each prospectus included in the
           ------------------------
Registration Statement, or any amendment thereof, before the Effective Date, each prospectus filed with the Commission by the Company with the consent of the International Managers pursuant to Rule 424(a) and each prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information.

          "Prospectuses" shall mean the forms of prospectuses relating to the
           ------------
Shares, as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, the forms of final prospectuses included in the Registration Statement at the Effective Time.

          "Registration Statement" shall mean the registration statement
           ----------------------
referred to above, as amended at the Effective Time, including any documents incorporated by reference and any Rule 430A Information deemed to be included therein at the Effective Time as provided by Rule 430A.

          "Rule 424" and "Rule 430A" shall refer to such rules under the
           --------       ---------
Securities Act.

          "Rule 430A Information" shall mean information with respect to the
           ---------------------
Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rules and Regulations" shall mean the rules and regulations in effect
           ---------------------
at any relevant time adopted by the Commission under the Securities Act or the Exchange Act.

          "Subsidiary" and "Significant Subsidiary" shall have the meanings
           ----------       ----------------------
assigned in Rule 405 of the Rules and Regulations. As used in reference to the Company, "subsidiary" shall mean a Subsidiary of the Company.
          ----------

          "U.S. Person" shall mean any resident or national of the United
           -----------
States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any estate or trust the income of which is subject to United States income taxation regardless of the source of its income (other than the foreign branch of any

U.S. Person), and includes any United States branch of a person other than a U.S. Person; and "United States" shall mean the United States of America
                  -------------
(including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Prospectus" shall mean a Prospectus relating to the U.S. Shares
           ---------------
which are to be offered and sold in the United States or to U.S. Persons.

Reference made herein to any Preliminary Prospectus or to the Prospectuses shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectuses and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectuses shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the Prospectuses and incorporated by reference in such Preliminary Prospectus or the Prospectuses.

          1.  Registration Statement.  A registration statement on Form S-3
              -----------------------
(File No. 33-   ) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Securities Act. Copies of such registration statement as amended to date have been delivered by the Company to you as the Lead Manager of the International Managers. The Company will next file with the Commission one of the following:
(i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including forms of final prospectuses, or (ii) after effectiveness of such registration statement, final prospectuses in accordance with Rules 430A and 424(b)(1) or (4).

          2.  Representations, Warranties and Agreements of the Company.  The
              ----------------------------------------------------------
Company represents, warrants and agrees that:

          (a) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in Section 5) the Prospectuses (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations. The Company has included in the Registration Statement, as amended at the Effective Date, all information required by the Securities Act and the Rules and Regulations thereunder to be included in the Prospectuses with respect to the Shares and the offering thereof, and the Prospectuses, when filed with the Commission, did or will contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Lead Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Commission has not issued any stop order preventing or suspending the use of any Preliminary Prospectus or the Prospectuses or the effectiveness of the Registration Statement, and no proceeding for any such purpose has been initiated or threatened by the Commission.

          (b) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectuses did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectuses (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectuses in reliance upon, and in conformity with, written information furnished to the Company by you, or by any International Manager through you, specifically for inclusion therein.

          (c) The documents incorporated by reference in the Prospectuses, when they were filed with the Commission (or upon amendment thereof by other documents included in such incorporated documents), conformed in all material respects to the requirements of the Securities Act or

Exchange Act, as applicable, and the Rules and Regulations thereunder, and such documents were timely filed as required thereby and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectuses, when such documents become effective or are filed with Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder, and will be timely filed as required thereby and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The accountants who certified the consolidated financial statements and supporting schedules included in or incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectuses are independent public accountants as required by the Securities Act and the Rules and Regulations thereunder.

          (e) The consolidated financial statements and schedules (including the related notes and supporting schedules) included in the Registration Statement, any Preliminary Prospectus or the Prospectuses present (or in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is made, will present) fairly and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, the financial condition, results of operations and changes in financial condition of the entities purported to be shown thereby at the dates and for the periods indicated and have been or will be, as the case may be, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated.

          (f) The pro forma condensed consolidated financial statements incorporated by reference into the Registration Statement, any Preliminary Prospectuses or the Prospectuses have been prepared in accordance with Article 11 of Regulation S-X of the Rules and Regulations. The Company has no reason to believe that the assumptions upon which such pro forma financial statements are based are inaccurate or inappropriate or that such pro forma financial information was not prepared in conformity with the notes thereto.

          (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change, in the condition, financial or otherwise, or in the earnings, assets, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (B) there have been no transactions, entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as a whole, and (C) there has been no extraordinary dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, and has full corporate power and authority to own or hold its properties and to conduct its business as described in the Registration Statement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries considered as a whole, or on the earnings, assets, affairs or business prospects of the Company and its subsidiaries considered as a whole).

          (i) Each subsidiary of the Company listed in Exhibit 21 of the Annual Report on Form 10-K of the Company filed with the Commission under Section 13 of the Exchange Act for the fiscal year ended March 31, 1995 (the "Form 10-K Report"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries considered as a whole, or on earnings, assets, affairs or business prospects of the Company and its subsidiaries considered as a whole); and all the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity (except as set forth in the notes to Exhibit 21 of the Form 10-K Report) and no holder of such stock is subject to personal liability by reason of being such holder.

          (j) Since the end of its most recently completed fiscal year, the Company has filed all documents and amendments to previously filed documents required to be filed by it pursuant to Section 13(a), 13(b), 14 or 15(d) of the Exchange Act.

          (k) Neither the Company nor any of its subsidiaries is in violation of any term or provision of their respective Certificates of Incorporation or By-laws, in each case as amended, or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole; and the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement have been duly authorized by all necessary corporate action and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, indenture or instrument, or result in a violation of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended, of the Company or any of its subsidiaries (the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company and the subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform under this Agreement or the U.S. Underwriting Agreement) nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties; and no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the sale of the Shares or the consummation of the other transactions contemplated by this Agreement or the U.S. Underwriting Agreement, except the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws or as may be required by the laws of any country other than the United States in connection with the purchase and distribution of the Shares by the International Managers.

          (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement (other than as disclosed therein) or might result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, affairs or business prospects of the Company and its subsidiaries considered as a whole, or which might materially and adversely affect the properties and assets thereof or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement and the U.S. Underwriting Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material with respect to the Company and its subsidiaries considered as a whole; and there are no contracts or other documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein which have not been so filed.

          (m) The Company and its subsidiaries own or possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies, the absence of which would have a material adverse effect on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding would materially and adversely affect the conduct of business, operations, financial condition or income of the Company and its subsidiaries considered as a whole.

          (n) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement or the Preliminary Prospectuses or the Prospectuses under the Securities Act, have the right to request the Company to register under the Securities Act securities held by them, other than rights which have been waived or satisfied.

          (o) All outstanding shares of Common Stock, including the Shares, have been duly and validly authorized and are validly issued, fully paid and nonassessable. There are no preemptive rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Shares pursuant to the Company's corporate charter, By-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which it may be bound; the Common Stock, including the Shares, are listed on the New York Stock Exchange. The capitalization of the Company as of March 31, 1995, is as set forth in the Registration Statement.

          (p) This Agreement has been duly authorized, executed and delivered by the Company.

          (q) Neither the Company nor any subsidiary has taken and neither shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (r) The conditions for the use of Form S-3, as set forth in the General Instructions thereto in connection with the offering of the Shares, have been satisfied.

          3.  Representations, Warranties and Agreements of the Selling
              --------------------------------------------- -----------
Stockholders.  Each Selling Stockholder represents, warrants and agrees that:
- -------------

          (a) The Selling Stockholder has, and immediately prior to the Closing Date (as defined in Section 5 hereof) the Selling Stockholder will have, good and marketable title to the Shares to be sold by the Selling Stockholder here-under and under the U.S. Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and marketable title to such shares, free and clear of all liens, encumbrances, equities or claims (except such as may be created by the International Managers or U.S. Underwriters), will pass to the several International Managers and the U.S. Underwriters.

          (b) The Selling Stockholder has full right, power and authority to enter into and perform under this Agreement and the U.S. Underwriting Agreement; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any charter, partnership agreement, by-laws, standstill agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions, to the knowledge of the Selling Stockholder, result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and no consent, approval, authorization, order, filing or registration of or with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated herein and therein, except the registration under the Securities Act of the Shares, such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the International Managers, and amendments to filings made under the Exchange Act.

          (c) All written information related to such Selling Stockholder furnished to the Company by the Selling Stockholder specifically for use in the Registration Statement, any Preliminary Prospectuses, the Prospectuses or any amendment or supplement thereto does not, or at the

Effective Time will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          4.  Purchase of the Shares by the U.S. Underwriters.  Subject to the
              ------------------------------------------------
terms and conditions and upon the basis of the representations and warranties herein set forth, each of the Selling Stockholders agrees, severally and not jointly, to sell to the International Managers the number of Shares set forth opposite such Selling Stockholder's name in Schedule I, and each of the International Managers agrees, severally and not jointly, to purchase, at a
price of $[   ] per Share, the number of Shares set forth opposite such
International Manager's name in Schedule II hereto. Each International Manager shall be obligated to purchase from each Selling Stockholder that number of the Shares which represents the same proportion of the number of the Shares to be sold by the Selling Stockholders as the number of the Shares set forth opposite the name of such International Manager in Schedule II represents of the total number of the Shares to be purchased by all the International Managers pursuant to this Agreement. The respective purchase obligations of the International Managers with respect to the Shares shall be rounded among the International Managers to avoid fractional shares. The International Managers agree to offer the Shares to the public as set forth in the International Prospectus. Each International Manager agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer any of the Shares inside the United States.

          The obligations of the Selling Stockholders to sell any Shares, and the obligations of the International Managers to purchase the Shares, are subject to the closing of the sale and purchase of the U.S. Shares pursuant to the U.S. Underwriting Agreement.

          5.  Delivery of and Payment for Shares.  Delivery of certificates for
              -----------------------------------
the Shares shall be made at the offices of Lehman Brothers Inc., 388 Greenwich Street (Cashier's Window, Main Level), New York, New York 10013 (or such other place as mutually may be agreed upon), at 10:00 A.M., New York City time, on the [third] full Business Day following the date of this Agreement or on such later date as shall be determined by you and the Company (the "Closing Date").

          Delivery of certificates for the Shares shall be made by or on behalf of the Selling Stockholders to you, for the respective accounts of the International Managers, against payment of the purchase price therefor by certified or official bank check payable in New York Clearing House funds to the order of the relevant Selling Stockholder. The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the Closing Date, and shall be made available for checking and packaging in New York, New York, or such other location as may be designated by you at least one full Business Day prior to the Closing Date. Time shall be of the essence, and delivery of certificates for the Shares at the time and place specified in this Agreement is a further condition to the obligations of each International Manager.

          6.  Covenants.  The Company covenants and agrees with each
              ----------
International Manager that:

          (a) The Company shall use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendments thereto to become effective. The Company shall advise you promptly of the filing of any amendment to the Registration Statement or any supplement to any Prospectus and, upon notification from the Commission that the Registration Statement or any such amendment has become effective, shall so advise you promptly (in writing, if requested). If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of any Prospectus is otherwise required under Rule 424(b), the Company will cause such Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) in the manner and within the time period prescribed and will provide evidence satisfactory to the Lead Manager of such timely filing. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or any Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the International Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment or supplement to the Registration Statement or the International Prospectus, or file any document under the Exchange Act before the termination of the offering of the Shares by the International Managers if such document would be deemed to be incorporated by reference into the International Prospectus, which filing is not consented to by you after reasonable notice thereof. The Company shall advise you promptly of the issuance by the Commission or any state or other governmental or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

          (b) The Company shall furnish promptly to the Representative and to counsel for the International Managers one signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the International Managers such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), any Preliminary Prospectus, the International Prospectus and all amendments and supplements to any of such documents, and any document incorporated by reference in the Prospectuses, in each case as soon as available and in such quantities as the Lead Manager may from time to time reasonably request; and the Company authorizes the International Managers and all dealers to whom any Shares may be offered or sold by the several International Managers to use the International Prospectus, and if supplemented or amended then after such date as supplemented or amended, during the period referred to in Section 6(a) in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act, the Rules and Regulations thereunder and this Agreement.

          (c) Within the time during which the Prospectuses relating to the Shares are required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, the Exchange Act and the Rules and Regulations so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and by the Prospectuses. If during such period any event occurs as a result of which the International Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the International Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations or to file any document under the Exchange Act incorporated by reference into the International Prospectus, the Company shall promptly notify you and, subject to the penultimate sentence of paragraph (a) of this Section 6, shall amend the Registration Statement or supplement the International Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

          (d) The Company shall take or cause to be taken all reasonable action and furnish to whomever you may direct such information as may be required in qualifying the Shares (and any U.S. Shares that may be sold to the International Managers by the U.S. Underwriters) for sale under the laws of such jurisdictions as you shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Shares (and such U.S. Shares); except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (e) The Company shall make generally available to its security holders (and shall deliver to the Representative), in the manner contemplated by Rule 158(b) under the Securities Act or otherwise, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

          (f) The Company shall not, during the 90 days following the date of the Prospectuses, except with the prior written consent of the Lead Manager or otherwise in accordance with this Agreement, offer, sell or contract to sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, or announce the offering of, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock (except for the issuance of shares of Common Stock pursuant to employee benefit plans or existing options or the grant of options pursuant to employee benefit plans ("Plan Shares")). The Company shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (g) Whether or not this Agreement becomes effective or is terminated or the sale of the Shares to the International Managers is consummated, the Company shall pay or cause to be paid (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several U.S. Underwriters of the Shares, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel, but excluding fees and expenses of counsel for the International Managers) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectuses and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the reproduction, delivery and shipping of this Agreement, the U.S. Underwriting Agreement and other underwriting documents, including, but not limited to, Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Legal Investment Surveys, Agreements Among Underwriters, Selected Dealer Agreements, the Agreement Between U.S. Underwriters and International Managers, the Agreements Among International Managers and the International Selling Agreements, (C) all filing fees and fees and disbursements of counsel to the International Managers incurred in connection with the qualification of the Shares under state securities laws as provided in Section 6(d) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, (E) any applicable listing or stock exchange fees, (F) the cost of printing certificates representing the Shares,
(G) the cost and charges of any transfer agent or registrar and (H) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this

Section.  It is understood, however, that, except as provided in this Section,
Section 9 and Section 10 hereof, the International Managers shall pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes due upon resale of any of the Shares by them and any advertising expenses incurred in connection with any offers they may make. It is further understood that the Company shall pay such registration expenses for which it is responsible under the Standstill Agreement (including the Registration Rights Agreement attached thereto) dated as of August 14, 1992, as amended as of November 13, 1992 (the "Standstill Agreement"), and the Selling Stockholders shall pay such costs and expenses for which they are responsible under the Standstill Agreement. If the sale of the Shares provided for herein is not consummated by reason of acts of the Company or the Selling Stockholders pursuant to Section 10 hereof which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform in all material respects any agreement on its part to be performed or because any condition of the International Managers' obligations hereunder to be performed by the Company is not fulfilled or if the International Managers shall decline to purchase the Shares for any reason permitted under this Agreement, the Company or the Selling Stockholders, as the case may be, shall reimburse the several International Managers for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the International Managers in connection with any investigation or preparation made by them in respect of the marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

          (h) Until the termination of the offering of the Shares, the Company shall timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (i) During a period of three years from the Effective Date, the Company shall furnish to the Lead Manager copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company shall be listed.

          7.  Further Agreements of the Selling Stockholders.  Each Selling
              -----------------------------------------------
Stockholder covenants and agrees with each International Manager that such Selling Stockholder will deliver to the Lead Manager prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 or Form W-8, as the case may be.

          8.  Conditions of International Managers' Obligations.  The respective
              --------------------------------------------------
obligations of the several International Managers hereunder are subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing
Date), of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance in all material respects by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional terms and conditions:

          (a) The Registration Statement shall have become effective not later than 11:00 A.M., New York City time, on the first full Business Day following the date hereof (unless already effective), all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 424 shall have been made and no such filings shall have been made without the consent of the Representatives; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto nor any order directed to any document incorporated by reference shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectuses or otherwise) shall have been disclosed to you and complied with to your satisfaction; and after the date hereof, the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectuses (or any document incorporated by reference therein) without the consent of the Lead Manager, which consent will not have been unreasonably withheld or delayed.

          (b) No International Manager or U.S. Underwriter shall have discovered and disclosed to the Company that the Registration Statement, the Preliminary Prospectuses or the Prospectuses or any amendment or supplement thereto, contains an untrue statement of fact that, in the opinion of counsel to the International Managers, is material, or omits to state a fact that, in the opinion of counsel to the

International Managers, is material and is required to be stated therein or is necessary to make the statements therein not misleading except, in the case of a Preliminary Prospectus, to the extent such misstatement or omission has been corrected in a subsequent Preliminary Prospectus or Prospectus.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, and the form of the Registration Statement, the International Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement, such other documents and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the International Managers, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

          (d) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, certifying that the signers of said certificate have carefully examined the Registration Statement, any Preliminary Prospectuses and the Prospectuses, and any amendments or supplements thereto (including all documents incorporated by reference therein) and, to the best of their knowledge:

          (i) There has not been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or the earnings, assets, affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, except as set forth in, or contemplated by, the Registration Statement, any Preliminary Prospectuses and the Prospectuses.

          (ii) The representations and warranties of the Company contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date.

          (iii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (iv) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for the purpose have been initiated or threatened by the Commission.

          (v) Such documents do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The delivery of the certificate provided for in this sub paragraph (d) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clause (i), (ii), (iii), (iv) and (v) of this subparagraph (d) to be set forth in such certificate.

          (e) At the Execution Time and on the Closing Date, you shall have received a letter of Coopers & Lybrand, dated such date and addressed to you, confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations with respect to the Company and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the International Prospectus, as of a date not more than five Business Days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and confirming the conclusions and findings set forth in such prior letter.

          (f) Since the latest date as of which such condition is set forth in the Registration Statement, the Preliminary Prospectus and the Prospectuses, there shall have been no material adverse change in the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company and its subsidiaries considered as a whole, except as set forth in, or clearly contemplated by, the Registration Statement, any Preliminary Prospectuses and the Prospectuses.

          (g) On the Closing Date there shall have been furnished to you the opinion of (addressed to the U.S. Underwriters) of Willkie Farr & Gallagher, counsel for the Company, dated the Closing Date and in form and substance satisfactory to counsel for the International Managers, to the effect that:

          (i) The Registration Statement is effective under the Securities Act; any required filing of the Prospectuses and any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending its effectiveness has been issued, and such counsel does not know of any proceeding for that purpose pending or threatened by the Commission.

          (ii) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference therein, at the time they were filed with the Commission, complied as to form in all material respects with the Exchange Act and the applicable Rules and Regulations (except as aforesaid).

          (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

          (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

          (v) No authorization, approval, consent or other instrument or order of any federal or state court or federal or state governmental authority or agency is required in connection with the sale of the Shares to the International Managers, except such as have been obtained under the Securities Act, the Exchange Act and the Rules and Regulations thereunder, and except for such as may be required under state or foreign securities laws; and the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of the provisions of the charter or by-laws of the Company, or, to the best knowledge and information of such counsel, any applicable law, administrative regulation or administrative or court decree.

          (vi) The authorized capital stock of the Company conforms to the description thereof contained in the Preliminary Prospectuses and the Prospectuses.

          (vii) The Shares have been duly authorized for listing on the New York Stock Exchange.

          (viii) The Shares are duly authorized, validly issued, fully paid and nonassessable and the certificates for the Shares are in valid and sufficient form.

          (ix) Such counsel also shall state that nothing has come to their attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom included or incorporated by reference therein, as to which no opinion need be rendered), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectuses at the date hereof and at the Closing Date included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) On the Closing Date there shall have been furnished to you the opinion (addressed to the U.S. Underwriters) of Michael B. Targoff, Esq., Senior Vice President and Secretary of the Company, dated the Closing Date and in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect that:

          (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

          (ii) To the best of such counsel's knowledge and information, the Company is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries considered as a whole, or on the earnings, assets, affairs or business prospects of the Company and its subsidiaries considered as a whole).

          (iii) Each Significant Subsidiary of the Company, each of which shall be identified in such opinion, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries considered as a whole, or on the earnings, assets, affairs of business prospects of the Company and its subsidiaries considered as a whole); and all the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and, except to the extent set forth in the Registration Statement, all such capital stock owned by the Company is, to the best of such counsels knowledge and information, owned free and clear of any pledge, lien, encumbrance, claim or equity.

          (iv) This Agreement and the U.S. Underwriting Agreement have been duly and validly authorized, executed and delivered by the Company.

          (v) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material with respect to the Company and its subsidiaries considered as a whole.

          (vi) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, deeds of trust, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument so described, referred to, filed or incorporated by reference.

          (vii) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required in connection with the sale of the Shares, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of certain jurisdictions or the laws of any country other than the United States; and the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement, the consummation of the transactions herein and therein contemplated, will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the property or assets of the Company or its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended, of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

          (viii) To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, contemplated under the Securities Act.

          (ix) The authorized capital stock of the Company conforms to the description thereof contained in the Registration Statement, and all the outstanding shares of capital stock of the Company including the Shares have been duly and validly authorized and issued and are fully paid and nonassessable; there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of the Shares pursuant to the Company's Certificate of Incorporation or By-laws, in each case as amended, or, to the knowledge of such counsel, pursuant to any agreement or other instrument to which the Company or its subsidiaries is a party or by which any of them may be bound; and neither the filing of the Registration Statement nor the offering of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any other shares of Common Stock.

          (x) The Registration Statement, the Prospectuses and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder (except, in each case, for the financial statements and other financial data contained or incorporated therein, as to which no opinion need be expressed), and the documents incorporated by reference therein, at the time they were filed with the Commis-sion, complied as to form in all material respects with the Exchange Act and the applicable Rules and Regulations thereunder (except as aforesaid). In passing upon the form of the Registration Statement, the Prospectuses and the documents incorporated by reference therein, such counsel has necessarily assumed the correctness and completeness of the statements made or included therein and takes no responsibility therefor, except insofar as such statements relate to the opinions set forth above or relate to such counsel. Such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectuses, he has participated in conferences with certain officers of the Company, and that his examination of the Registration Statement and the Prospectuses and discussions in the above-mentioned conferences did not disclose to him any information which gave him reason to believe that the Registration Statement (except for the financial statements and other financial data contained or incorporated therein, as to which no opinion need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses (except as aforesaid), on the date hereof and on the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) On the Closing Date, there shall have been furnished to you the opinion of counsel for each of the Selling Stockholders (addressed to the International Managers), dated the Closing Date in form and substance satisfactory to the International Managers to the effect that:

          (i) Each Selling Stockholder has full right, power and authority to enter into this Agreement and the U.S. Underwriting Agreement and to perform its obligations hereunder and thereunder.

          (ii) This Agreement and the U.S. Underwriting Agreement have each been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

          (iii) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which each Selling Stockholder is a party or by which each Selling Stockholder is bound or to which any of the property or assets of each Selling Stockholder is subject, nor will such actions result in any violation in any material respect of the provisions of the partnership agreement of each Selling Stockholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over each Selling Stockholder or the property or assets of each Selling Stockholder; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency is required for the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby, except the registration under the Securities Act of the Shares, such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares by the International Managers or as may be required by the laws of any country other than the United States, and amendments to filings made under the Exchange Act.

          (j) On or prior to the Closing Date, you shall have received from Cravath, Swaine & Moore, counsel for the International Managers, such opinion or opinions and letter or letters with respect to corporate proceedings by the Company, the form of the Registration Statement and the International Prospectus (other than financial statements and other financial data), the validity of the Shares and other related matters as you may reasonably request, and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

          (k) Each Selling Stockholder shall have furnished to the Lead Manager on the Closing Date a certificate, dated the Closing Date, signed by, or on behalf of, each Selling Stockholder stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct in all material respects as of the Closing Date and that the Selling Stockholder has complied in all material respects with all agreements contained herein to be performed by the Selling Stockholder at or prior to the Closing Date.

          Each of Willkie Farr & Gallagher, Michael B. Targoff, Esq., and Cravath, Swaine & Moore, in rendering their respective opinion or opinions, may rely as to matters of fact, to the extent they deem proper and specify in such opinion or opinions, on certificates of responsible officers of the Company and its subsidiaries and public officials. Each of Willkie Farr & Gallagher, Michael B. Targoff, Esq., and Cravath, Swaine & Moore may limit their opinions to matters relating to United States federal laws and the laws of the State of New York.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the International Managers. The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the International Managers hereunder may be cancelled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the International Managers to the Company. Notice of such cancellation shall be given the Company in writing, or by telecopy or telephone and confirmed in writing.

          9.  Indemnification and Contribution.  (a)  The Company shall
              ---------------------------------
indemnify and hold harmless each International Manager against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which such International Manager may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented or in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any of or all the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each International Manager promptly after receipt of invoices from such International Manager for any legal or other expenses as reasonably incurred by such International Manager in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company shall not be liable under this
          --------  -------
Section 9(a) in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or any Blue Sky Application, or (y) the sole fact that the International Manager failed to send or give a copy of the Prospectus, as the same may be amended or supplemented (but excluding documents incorporated by reference), to a person purchasing securities, within the time required by applicable law, if the delivery of the Prospectus (as so amended or supplemented) would have cured the defect giving rise to the claim, unless the Company failed to comply with its obligations under Section 6(b) of this Agreement.

          (b) Each Selling Stockholder agrees, severally but not jointly, to indemnify and hold harmless each International Manager to the same extent as the foregoing indem-nity from the Company to each International Manager, but only with reference to written information related to such Selling Stockholder furnished to the Company by or on behalf of the Selling Stockholders specifically for inclusion in the documents referred to in the foregoing indemnity.

          (c) Each International Manager severally, but not jointly, shall indemnify and hold harmless the Company and the Selling Stockholders against any loss, claim, damage or liability (or any action in respect thereof) to which the Company or any Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or in any Blue Sky Application or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and the Selling Stockholders promptly after receipt of invoices from the Company or any Selling Stockholder for any legal or other expenses as reasonably incurred by the Company or any Selling Stockholder in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be
          --------  -------
available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of such International Manager specifically for use in the preparation thereof.

          (d)  Promptly after receipt by any indemnified party under subsection
(a), (b) or (c) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure so to notify the indemnifying party
        --------  -------
shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against any indemnified party and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnified party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, if the use of counsel chosen by the indemnifying party to represent the indemnified party would in the indemnified party's reasonable judgment present such counsel with a conflict of interest or the indemnified party reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The indemnifying party shall not, without the prior consent of the indemnified party, which consent will not be unreasonably withheld, enter into any settlement of a lawsuit, claim or other proceeding unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of the indemnified party.

          (e) If the indemnification provided for in this Section 9 is unavailable to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the International Managers, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the International Managers, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the International Managers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, bear to the total underwriting discounts and commissions received by the International Managers, on the other hand, in each case as set forth in the table on the cover page of the International Prospectus (with the estimated expenses allocated pro rata among the Shares and the U.S. Shares). Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the International Managers agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Shares of such Selling Stockholder were offered to the public (less underwriting discounts and commissions) exceeds the amount of damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (d) hereof). Each Selling Stockholder's obligation to contribute pursuant to this
Section 9(e) is several, based on the proportion that the proceeds of the offering received by such Selling Stockholder bears to the total proceeds of the offering received by all Selling Stockholders, and not joint.

          (f) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any International Manager within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder; the obligations of the Selling Stockholders under this Section 9 shall be in addition to any liability which the Selling Stockholders may otherwise have, and shall extend, upon the same terms and conditions to each person who controls any International Manager within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder; and the obligations of the International Managers under this Section 9 shall be in addition to any liability that the respective International Managers may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) or general partner of any Selling Stockholder, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder.

          (g) The Company and the Selling Stockholders understand and agree that, as among themselves, (i) the indemnification, contribution and related agreements entered into by such parties are as set forth in the Standstill Agreement and shall remain in full force and effect, (ii) no provision of this Agreement affects or alters in any way the indemnification, contribution or other obligations (whether or not related to indemnification or contribution matters) of such parties under the Standstill Agreement and (iii) in the event of any inconsistency between any provision of this Agreement and the Standstill Agreement, the relevant provision or provisions of the Standstill Agreement shall control.

          10.  Effective Date and Termination.  (a)  This Agreement shall become
               -------------------------------
effective at 11:00 A.M., New York City time, on the first full Business Day following the date hereof, or at such earlier time after the Registration Statement becomes effective as you shall first release the Shares for sale to the public. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company or the Selling Stockholders by giving notice as hereinafter provided to you, or by you by giving notice as hereinafter pro-vided to the Company and the Selling Stockholders, except that the provisions of
Section 6(g) and Section 9 shall at all times be effective. For purposes of this Agreement, the release of the offering of the Shares for sale to the public shall be deemed to have been made when you release, by telecopy or otherwise, firm offers of the Shares to securities dealers or release for publication a newspaper advertisement relating to the Shares, whichever occurs first.

          (b) Until the Closing Date, this Agreement may be terminated by you in your absolute discretion by giving notice as hereinafter provided to the Company and the Selling Stockholders if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform in all material respects any agreement on its part to be performed hereunder, (ii) any other condition of the International Managers' obligations hereunder is not fulfilled, (iii) trading in the Common Stock of the Company is suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction,
(iv) a banking moratorium is declared by either Federal or New York State authorities or (v) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (vi) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in your judgment, make it inadvisable or impracticable to proceed with the delivery of the Shares. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, the Selling Stockholders or any International Manager, except as otherwise provided in Sections 6(g) and 9 hereof.

          Any notice referred to above may be given at the address specified in
Section 12 hereof in writing or by telecopy or telephone, and if by telecopy or telephone, shall be immediately confirmed in writing.

          11.  Survival of Certain Provisions.  The agreements contained in
               -------------------------------
Section 9 hereof and the representations, warranties and agreements of the Company contained in

Sections 2 and 6 hereof and the Selling Stockholders contained in Sections 3 and 7 hereof shall survive the delivery of the Shares to the International Managers hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          12.  Notices.  Except as otherwise provided in the Agreement, (a)
               --------
whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing or by telecopy addressed to the Company at 600 Third Avenue, New York, New York 10016, Attention: Michael B. Targoff, Esq., Senior Vice President and Secretary; (b) whenever notice is required by the provisions of this Agreement to be given to the Selling Stockholders, such notice shall be in writing or by telecopy addressed to the Selling Stockholders c/o Lehman Brothers Holdings Inc., 3 World Financial Center, 200 Vesey Street, New York, New York 10205, Attention: Alan H. Washkowitz and Julie T. Katzman; and (c) whenever notice is required by the provisions of this Agreement to be given to the several International Managers, such notice shall be in writing or by telecopy addressed to you, in care of Lehman Brothers International (Europe), One Broadgate, London EC2M 7HA, England,
Attention:  Syndicate Department.

          13.  Information Furnished by International Managers.  The Company and
               -------------------------------------- ---------
the International Managers severally confirm that the statements set forth in the last paragraph of the cover page with respect to the public offering of the Shares and under the caption "Underwriting" (except the last paragraph thereof) in any Preliminary Prospectus and in the Prospectuses are correct and constitute the written information furnished by or on behalf of any International Manager referred to in paragraph (b) of Section 2 hereof and in paragraphs (a), (b) and
(c) of Section 9 hereof.

          14.  Parties.  This Agreement shall inure to the benefit of and be
               --------
binding upon the several International Managers, the Company, the Selling Stockholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder any International Manager who offers or sells any Shares in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and for the benefit of any U.S. Underwriter (and controlling persons thereof) who offers or sells any Shares in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and (b) the indemnity agreement of the International Managers contained in Section 9 hereof shall be deemed to be for the benefit of directors of (i) the Company, officers of the Company who signed the Registration Statement and any person controlling the Company within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder and (ii) the Selling Stockholders, each partner thereof and any person controlling any Selling Stockholder within the meaning of the Securities Act or the Exchange Act or the Rules and Regulations thereunder. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors," as used in this Agreement, shall not include any purchaser of any of the Shares from any of the International Managers merely by reason of such purchase.

          15.  Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the laws of the State of New York.

          16.  Counterparts.  This Agreement may be signed in one or more
               -------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.


          Please confirm, by signing and returning to us two counterparts of this Agreement, that you are acting on behalf of yourselves and the several International Managers and that the foregoing correctly sets forth the Agreement among the Company, the Selling Stockholders and the several International Managers.


                              Very truly yours,

                              LORAL CORPORATION,


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              LEHMAN BROTHERS MERCHANT BANKING PORTFOLIO
                              PARTNERSHIP L.P., as Selling Stockholder


                              By: Lehman Brothers Merchant
                                  Banking Partners, Inc.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              LEHMAN BROTHERS CAPITAL PARTNERS II, L.P., as Selling Stockholder


                              By: Lehman Brothers II
                                  Investment Inc.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP L.P., as Selling Stockholder

                              By: Lehman Brothers Offshore
                                  Partners Ltd.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP - JAPAN L.P., as Selling Stockholder


                              By: Lehman Brothers Offshore
                                  Partners Ltd.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


Confirmed and accepted as of
the date first above mentioned:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)


By:
   ---------------------------
     Authorized Representative

                                   SCHEDULE I


            International Underwriting Agreement dated June   , 1995

                                         Number of
                                        Shares to Be
Selling Stockholder                         Sold
- -------------------                     ------------



Lehman Brothers Merchant Banking
 Portfolio Partnership L.P. ..........

Lehman Brothers Capital Partners II,
 L.P. ................................

Lehman Brothers Offshore Investment
 Partnership L.P. ....................

Lehman Brothers Offshore Investment
 Partnership - Japan L.P. ............ --------------


Total.................................        660,000
                                        =============

                                  SCHEDULE II


            International Underwriting Agreement dated June   , 1995

                                           Number of
                                          Shares to Be
International Manager                      Purchased
- ---------------------                     ------------



Lehman Brothers International (Europe)..  ------------

Total...................................       660,000
                                          ============